Note 16 - Inventories, net - Components of Inventories (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Note 16 - Inventories, net
Finished goods	$ 1,332,646	$ 1,401,754
Goods in process	993,294	1,068,956
Raw materials	504,124	569,837
Supplies	712,059	648,443
Goods in transit	370,993	441,217
Inventories, Gross	3,913,116	4,130,207
Allowance for obsolescence, see note 25 (i)	(203,174)	(209,110)
Total current inventories	$ 3,709,942	$ 3,921,097